UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. __)

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THE TARGET PORTFOLIO TRUST
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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at www.prudentialfunds.com/info

THE TARGET PORTFOLIO TRUST

Target Small Capitalization Value Portfolio

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT
March 17, 2015

To the Shareholders:

On December 9-11, 2014, at regular meetings of the Board of Trustees of The Target Portfolio Trust (the “Trust”), the Trustees approved the appointment of Quantitative Management Associates LLC (“QMA”) to replace EARNEST Partners, LLC (“EARNEST”), J.P. Morgan Investment Management, Inc. (“J.P. Morgan”), Lee Munder Capital Group, LLC (“Lee Munder”), NFJ Investment Group LLC (“NFJ”), Sterling Capital Management LLC (“Sterling”) and Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) as subadvisers to the Target Small Capitalization Value Portfolio (the “Portfolio”), a series of the Trust, effective January 15, 2015.

Prudential Investments LLC (“PI” or the “Manager”), the Portfolio’s investment manager, has: (i) entered into a new subadvisory agreement with QMA relating to the Portfolio (the “New Subadvisory Agreement”); and (ii) terminated the respective subadvisory agreements with EARNEST, J.P. Morgan, Lee Munder, NFJ, Sterling and Vaughan Nelson relating to the Portfolio.

This information statement describes the circumstances surrounding the Board of Trustees' approval of the New Subadvisory Agreement and provides you with an overview of its terms. PI will continue as the Portfolio's investment manager. This information statement does not require any action by you. It is provided to inform you about QMA’s replacement of EARNEST, J.P. Morgan, Lee Munder, NFJ, Sterling and Vaughan Nelson as subadvisers to the Portfolio.

By order of the Board,

Deborah A. Docs

Secretary

THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NS10215

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at www.prudentialfunds.com/info

THE TARGET PORTFOLIO TRUST

Target Small Capitalization Value Portfolio

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT
March 17, 2015

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the Target Small Capitalization Value Portfolio (the “Portfolio”), a series of The Target Portfolio Trust (the “Trust”), pursuant to the terms of an order (the “Manager of Managers Order”) issued by the Securities and Exchange Commission (the “SEC”). The Manager of Managers Order permits Prudential Investments LLC (“PI” or the “Manager”), as the Portfolio's investment manager, to hire new wholly-owned subadvisers and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees, without obtaining shareholder approval.[1]

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is organized as a Delaware statutory trust.

The Trustees of the Trust are collectively referred to herein as the “Board,” “Board Members,” or “Trustees.” The principal executive offices of the Trust are located at 100 Mulberry Street, Newark, NJ 07102-4077. PI serves as the investment manager of the Portfolio.

This information statement relates to the approval by the Trustees of a new subadvisory agreement for the Portfolio (the “New Subadvisory Agreement”). At regular meetings of the Trustees held on December 9-11, 2014 (the “Meeting”), the Trustees, including a majority of the Trustees who were not parties to the New Subadvisory Agreement and were not interested persons of those parties, as defined in the 1940 Act (the “Independent Trustees”), unanimously approved: (i) a New Subadvisory Agreement between PI and Quantitative Management Associates LLC (“QMA” or the “New Subadviser”) with respect to the Portfolio; and (ii) the termination of the previous subadvisory agreements between PI and each of EARNEST Partners, LLC (“EARNEST”), J.P. Morgan Investment Management, Inc. (“J.P. Morgan”), Lee Munder Capital Group, LLC (“Lee Munder”), NFJ Investment Group LLC (“NFJ”), Sterling Capital Management LLC (“Sterling”) and Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) with respect to the Portfolio (the “Prior Subadvisory Agreements”). The new subadvisory arrangement became effective as of January 15, 2015. The investment objective of the Portfolio has not changed.

PI and/or its affiliates will pay for the costs associated with preparing and distributing this information statement. A Notice of Internet Availability for this information statement will be mailed on or about March 27, 2015 to shareholders investing in the Portfolio as of February 2, 2015.

THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

[1] See Notice of Application (Release No. IC – 31342)(Nov. 20, 2014) and Order (Release No. IC – 31377)(Dec. 16, 2014).

NEW SUBADVISORY AGREEMENT

Board Consideration of New Subadvisory Agreement

Approval of a New Subadvisory Agreement

The Board, including a majority of the Independent Trustees, met during the Board Meeting that took place on December 9 - 11, 2014, to consider the Manager’s proposal to change the Portfolio’s investment management fees, subadvisory arrangements and investment policies and strategies (such changes are collectively referred to herein from time to time as the “Portfolio Repositioning”). In advance of the Board Meeting, the Trustees received materials relating to all aspects of the Portfolio Repositioning and had the opportunity to ask questions and request additional information in connection with their consideration of the Portfolio Repositioning. The materials included, among other things, a detailed presentation by QMA of the new investment policies and strategies, which are substantially similar to those of the Prudential Small Cap Value Fund (“Small Cap Value Fund”), a series of Prudential Investment Portfolios 5 that is subadvised by QMA, and a comparative analysis of the Portfolio’s current expenses and its estimated expenses after the Portfolio Repositioning as compared to a peer group selected by Lipper, Inc. with investment policies and strategies similar to those of the Portfolio after the Portfolio Repositioning. It was noted that in connection with the proposed reorganization (the “Proposed Reorganization”) of the Small Cap Value Fund into the Portfolio, which was also being considered by the Board at the Board Meeting, QMA and the Manager had recommended that the Portfolio adopt investment policies and strategies substantially similar to those of Small Cap Value Fund, and that no significant investment strategy changes were anticipated to result from the Portfolio Repositioning. It was further noted that it was proposed that the New Subadvisory Agreement become effective under the revised manager of managers structure, under which the Manager would be permitted to enter into subadvisory agreements with wholly-owned subadvisers, such as QMA, without shareholder approval but with Board approval. The SEC issued a notice on the Portfolio’s application for exemptive relief on November 20, 2014, and the order was expected to be issued after December 15, 2014.[2] In addition, the Portfolio’s shareholders had approved the Manager’s use of the exemptive relief at their meeting held on November 26, 2014.

At the Board Meeting, the Board, including a majority of the Independent Trustees, approved the amendment of the investment management agreement between the Trust and the Manager (the “Investment Management Agreement”) to add a breakpoint to the contractual investment management fee schedule for the Portfolio, the termination of the existing Prior Subadvisory Agreements relating to the Portfolio between the Manager and the current subadvisers, the execution of the New Subadvisory Agreement relating to the Portfolio between the Manager and QMA, and changes to the Portfolio’s investment policies and strategies as outlined at the meeting. At the Board Meeting, the Board received presentations from representatives of the Manager and QMA and had the opportunity to ask questions and obtain additional information about the Portfolio Repositioning, including the amendment to the Investment Management Agreement and the proposed subadvisory arrangement. The material factors and conclusions that formed the basis for the Trustees’ determination to approve the amendment to the Investment Management Agreement and the proposed subadvisory arrangement are discussed separately below.

Nature, Quality, and Extent of Services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the June 9-11, 2014 meetings in connection with the renewal of the management agreements between the Manager and the other Prudential Retail Funds, and that the Manager provided a representation that there were no material changes to such information. The Board also noted that it received and considered information at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Manager. The Board considered the services to be provided by the Manager, including but not limited to the oversight of the New Subadviser, as well as the provision of fund recordkeeping, compliance and other services to the Portfolio. With respect to the Manager’s oversight of the New Subadviser, the Board noted that the Manager’s Strategic Investment Research Group, which is a business unit of the Manager, is responsible for monitoring and reporting to the Manager’s senior management on the performance and operations of the New Subadviser. The Board also noted that the Manager pays the salaries of all the officers and non-independent Trustees of the Portfolio. The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Portfolio and the New Subadviser, and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Portfolio’s Chief Compliance Officer as to the Manager. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager to the Portfolio and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the amended Investment Management Agreement for the Fund will be similar in nature to those provided under the current management agreement.

[2] The SEC issued the order on the Portfolio’s application for exemptive relief on December 16, 2014.

With respect to the New Subadviser, the Board noted that it had received and considered information about the New Subadviser at the June 9-11, 2014 meetings in connection with the renewal of the subadvisory agreements between the Manager and the New Subadviser with respect to other Prudential Retail Funds, and that the Manager provided a representation that there were no material changes to such information. The Board also noted that it received and considered information at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the New Subadviser. The Board considered, among other things, the qualifications, background and experience of the New Subadviser’s portfolio managers who will be responsible for the day-to-day management of the Portfolio following the Portfolio Repositioning, as well as information on the New Subadviser’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Portfolio’s Chief Compliance Officer as to the New Subadviser. The Board noted that it was satisfied with the nature, quality and extent of services provided by the New Subadviser with respect to the other Prudential Retail Funds served by the New Subadviser and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the New Subadviser under the proposed subadvisory agreement for the Portfolio would be similar in nature to those provided under the other subadvisory agreements. The Board noted that the New Subadviser is affiliated with the Manager.

Investment Performance

The Board considered that it was approving the New Subadviser as the sole subadviser for the Portfolio and that the New Subadviser would be implementing new investment policies and strategies for the Portfolio as part of the Portfolio Repositioning. The Board reviewed performance information for the Small Cap Value Fund, which is managed by QMA according to investment policies and strategies that are proposed to be adopted for the Portfolio as part of the Portfolio Repositioning.

Fee rates

The Board considered the proposed management fees under the revised management agreement of 0.60% of the Portfolio’s average daily net assets to up to $2 billion and 0.575% of the Portfolio’s average daily net assets over $2 billion be paid by the Portfolio to the Manager. The Board considered the proposed subadvisory fees to be paid by the Manager to QMA of 0.45% of the Portfolio’s average daily net assets up to $1 billion and 0.40% of the Portfolio’s average daily net assets over $1 billion.

The Board considered that the subadvisory fees would be paid by the Manager to the New Subadviser for the Portfolio. Therefore, a change in the subadvisory fee rate would not change the investment management fee paid by the Portfolio or its shareholders. The Board also considered that none of the Portfolio’s current subadvisers are affiliated with the Manager and that the New Subadviser is an affiliate of the Manager. Any change in the effective subadvisory fee rate would change the net investment management fee retained by the Manager. The net investment management fees to be retained by the Manager under the proposed subadvisory arrangement with the New Subadviser would be reviewed in connection with any proposed future renewal of the Portfolio’s investment management agreement or the proposed subadvisory agreement with the New Subadviser for the Portfolio. The Board considered that as part of the Portfolio Repositioning, the Manager had agreed to add a breakpoint to its investment management fees, which would benefit the Portfolio and its shareholders based on the Portfolio’s current assets under management. The Board also considered comparable subadvisory fees provided by the Manager and the New Subadviser, as applicable.

The Board noted that the Portfolio’s proposed contractual management fee of 0.60% of the Portfolio’s average daily net assets to up to $2 billion and 0.575% of the Portfolio’s average daily net assets over $2 billion and the proposed total expenses were in the first quartile (first quartile being the lowest fee) of the Lipper Peer Group. The Board concluded that the proposed management fee and total expenses were reasonable in light of the services to be provided.

Profitability

The Board was provided with information on the profitability of the Manager in serving as the Portfolio’s investment manager. The Board discussed with the Manager the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of the Manager in relation to the services rendered was not unreasonable.

The Board noted that none of the current subadvisers was affiliated with the Manager, and concluded that the level of profitability of a subadviser not affiliated with the Manager may not be as significant as the Manager’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by the Manager and the unaffiliated subadvisers, as well as the fact that the Manager compensates the subadvisers out of its management fee. The Board further noted that the New Subadviser is affiliated with the Manager and that the Board will not separately consider the profitability of the affiliated New Subadviser as its profitability will be reflected in the Manager’s profitability report.

Economies of Scale

The Board noted that the proposed management fee schedule for the Portfolio includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that the revised breakpoint schedule would have the effect of causing the Portfolio to realize the effect of those rate reductions at the current level of assets. The Board received and discussed information concerning whether the Manager realizes economies of scale as the Portfolio’s assets grow beyond current levels. The Board took note that the Portfolio’s revised fee structure results in benefits to Portfolio shareholders because assets have reached the levels at which the fee rate is reduced. These benefits will accrue whether or not the Manager is then realizing any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Manager’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

The Board noted that the proposed subadvisory fee schedule for the Portfolio, which is identical to the current subadvisory fee schedule for the Small Cap Value Fund, also contained breakpoints that reduce the fee rate on assets above specified levels. The Board also noted that it would consider economies of scale in connection with the annual review of advisory agreements.

Other Benefits to the Manager and the Subadvisers

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and the New Subadviser. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other Prudential Retail Funds, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the New Subadviser were consistent with those generally derived by subadvisers to the Prudential Retail Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits derived by the Manager and the New Subadviser were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Conclusion

Based on the materials provided to the Trustees and the presentations made by the Manager and the New Subadviser at the Board Meeting, the Board concluded that approving the amendment to the Investment Management Agreement and the Subadvisory Agreement with the New Subadviser was in the best interests of the Portfolio and its shareholders.

***

The New Subadvisory Agreement is attached as Exhibit A.

Information about the Subadviser

QMA is a wholly-owned subsidiary of Prudential Investment Management, Inc., which, like PI, is an indirect wholly-owned subsidiary of Prudential Financial, Inc. QMA has used advanced analytics to enhance the investment decision-making process, which combines a systematic application of financial theory and fundamental analysis with discipline and seasoned judgment. As of December 31, 2014, QMA managed approximately $113.1 billion in assets worldwide across a broad asset class spectrum ranging from global equity to multi-asset class solutions for institutional investors, such as pension funds, financial services companies, endowments, foundations, and sovereign wealth funds. QMA's primary address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.

Terms of the New Subadvisory Agreement

With the exception of fees, the material terms of the New Subadvisory Agreement are substantially similar to the material terms of the Prior Subadvisory Agreements. QMA is compensated by the Manager (and not the Portfolio) for the portion of assets it manages. The subadvisory fee rate under the Prior Subadvisory Agreements; the fees paid to EARNEST, J.P. Morgan, Lee Munder, NFJ, Sterling and Vaughan Nelson for the fiscal year ended July 31, 2014, and the subadvisory fee rates under the New Subadvisory Agreement are set forth in the table below.

Prior Subadvisory Fee Rates*	Subadvisory Fees for the Fiscal Year Ended July 31, 2014**	New Subadvisory Fee Rates***
EARNEST 0.40% J.P. Morgan 0.40% Lee Munder 0.40% NFJ 0.40% Sterling 0.40% Vaughan Nelson 0.40% on average daily net assets to $250 million; 0.35% on average daily net assets over $250 million	EARNEST $1,180,175 J.P. Morgan $541,545 Lee Munder $666,965 NFJ $1,315,982 Sterling $763,508 Vaughan Nelson $1,206,274	0.45% on average daily net assets up to $1 billion; 0.40% on average daily net assets over $1 billion

*For purposes of the subadvisory fee calculation, the assets of the Portfolio managed by Vaughan Nelson were aggregated with assets in any other retail portfolios that were subadvised by Vaughan Nelson, managed by PI, and had substantially the same investment strategy.
**During 2014, the Portfolio changed its fiscal year-end from October 31 to July 31. The figures shown above are for the fiscal period from November 1, 2013 through July 31, 2014.
***PI and QMA have executed a waiver agreement, pursuant to which PI and QMA have agreed that PI will pay QMA a fee at the rate of 0.35% of the Portfolio’s average daily net assets. The waiver agreement will remain in effect until further mutual agreement of the parties.

The New Subadvisory Agreement provides, as did the Prior Subadvisory Agreements, that subject to the supervision of the Manager and the Board, QMA is responsible for managing the investment operations of a portion of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for a portion of the assets of the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. The New Subadviser is the sole subadviser for the Portfolio and as a result is responsible for managing the investment operations, making investment decisions and placing purchase and sale orders for all of the Portfolio’s assets. In accordance with the requirements of the 1940 Act, QMA will provide the Manager with access to all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports as the Board may reasonably request.

The New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) the New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (ii) the New Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Trust’s Investment Management Agreement with the Manager, and (iii) the New Subadvisory Agreement may be terminated at any time by QMA or the Manager on not more than 60 days’ nor less than 30 days’ written notice to the other party to the New Subadvisory Agreement.

Under the New Subadvisory Agreement, portfolio transactions may be placed with brokers, dealers, and futures commission merchants who provide to the Manager or QMA, without cost, certain investment research, economic analysis, statistical and quotation services of value to one or more entities in advising the Portfolio and other advisory clients. Although the Manager and QMA, as applicable, will give primary consideration to obtaining the best price and efficient execution for the Portfolio, they will be authorized under the New Subadvisory Agreement to pay higher commissions for such research and investment services. In addition, the Manager and QMA, as applicable, will be permitted to aggregate purchase and sale orders for the Portfolio with those for other clients in order to obtain more favorable prices or lower commissions. These brokerage arrangements are consistent with the brokerage arrangements in place under the Prior Subadvisory Agreements with EARNEST, J.P. Morgan, Lee Munder, NFJ, Sterling and Vaughan Nelson for the Portfolio.

The New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, QMA will not be liable for any act or omission in connection with its activities as subadviser to the Portfolio.

MANAGEMENT OF THE TRUST

The Manager

The Trust is managed by PI, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

As of December 31, 2014, PI served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $251.6 billion. PI is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential”). PI is organized in New York as a limited liability company.

The Investment Management Agreement was last approved by the Trustees, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the 1940 Act) at meetings held on June 9-11, 2014, for the purpose of considering confirmation of the Investment Management Agreement.

Terms of the Investment Management Agreement

Pursuant to an investment management agreement with the Trust (the “Investment Management Agreement”), PI, subject to the supervision of the Trust's Board and in conformity with the stated policies of the Portfolio, manages both the investment operations of the Portfolio and the composition of the Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Manager will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of the investment subadvisers and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. The Manager also administers the Portfolio’s corporate affairs and, in connection therewith, furnishes the Portfolio with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Portfolio’s custodian (the “Custodian”) and Prudential Mutual Fund Services LLC (“PMFS”). The management services of PI to the Portfolio are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Portfolio. Fee waivers and subsidies will increase the Portfolio’s total return. These voluntary waivers may be terminated at any time without notice. To the extent that PI agrees to waive its fee or subsidize the Portfolio’s expenses, it may enter into a relationship agreement with the subadviser to share the economic impact of the fee waiver or expense subsidy.

In connection with its management of the corporate affairs of the Portfolio, PI bears the following expenses:

■	the salaries and expenses of all of its and the Portfolio’s personnel except the fees and expenses of Independent Board Members;
■	all expenses incurred by the Manager or the Portfolio in connection with managing the ordinary course of the Portfolio’s business, other than those assumed by the Portfolio as described below; and
■	the fees, costs and expenses payable to any investment subadviser pursuant to a subadvisory agreement between PI and such investment subadviser.

Under the terms of the Investment Management Agreement, the Portfolio is responsible for the payment of the following expenses:

■	the fees and expenses incurred by the Portfolio in connection with the management of the investment and reinvestment of the Portfolio’s assets payable to the Manager;
■	the fees and expenses of Independent Board Members and non-management Interested Board Members;

■	the fees and certain expenses of the Custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Portfolio and of pricing the Portfolio’s shares;
■	the charges and expenses of the Portfolio’s legal counsel and independent auditors and of legal counsel to the Independent Board Members;
■	brokerage commissions and any issue or transfer taxes chargeable to the Portfolio in connection with securities (and futures, if applicable) transactions;
■	all taxes and corporate fees payable by the Portfolio to governmental agencies;
■	the fees of any trade associations of which the Portfolio may be a member;
■	the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Portfolio;
■	the cost of fidelity, directors and officers and errors and omissions insurance;
■	the fees and expenses involved in registering and maintaining registration of the Portfolio and of Portfolio shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Portfolio’s registration statements and prospectuses for such purposes;
■	allocable communications expenses with respect to investor services and all expenses of shareholders' and Board meetings and of preparing, printing and mailing reports and notices to shareholders; and
■	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and distribution and service (12b-1) fees.

The Investment Management Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by the Portfolio in connection with the matters to which the Investment Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Investment Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by PI, the Board or vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fees payable under the Investment Management Agreement are computed daily and paid monthly. The table below sets forth the applicable fee rate and the management fees received by PI from the Portfolio for the most recently completed fiscal year.

Portfolio	Investment Management Fee Rate*	Aggregate Investment Management Fees for Fiscal Year Ended July 31, 2014**
Target Small Capitalization Value Portfolio	0.60% of average daily net assets	$8,604,472

*Effective January 15, 2015, the investment management fee rate is 0.60% up to $2 billion of average daily net assets and 0.575% over $2 billion of average daily net assets.

**During 2014, the Portfolio changed its fiscal year-end from October 31 to July 31. The figure shown above is for the fiscal period from November 1, 2013 through July 31, 2014.

Directors and Officers of PI

The principal occupations of PI’s directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name	Position with PI	Principal Occupations
Stuart S. Parker	Chief Executive Officer, Chief Operation Officer, Officer-in-Charge, President	President of Prudential Investments LLC (since January 2012); Senior Vice President (since October 2007); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

Set forth below is a list of the Officers of the Trust who are also officers or directors of PI.

Name	Position with Trust	Position with PI
Scott E. Benjamin	Vice President	Executive Vice President
Deborah A. Docs	Secretary	Assistant Secretary and Vice President
Andrew R. French	Assistant Secretary	Assistant Secretary and Vice President
Claudia DiGiacomo	Assistant Secretary	Assistant Secretary and Vice President
Chad A. Earnst	Chief Compliance Officer	Chief Compliance Officer
Raymond A. O’Hara	Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary
Stuart S. Parker	President	President
Jonathan D. Shain	Assistant Secretary	Assistant Secretary and Vice President
M. Sadiq Peshimam	Treasurer & Principal Financial and Accounting Officer	Treasurer and Vice President

Custodian

The Bank of New York Mellon, One Wall Street, New York, New York 10286, serves as Custodian for the Portfolio’s securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Sub-custodians provide custodial services for any foreign assets held outside the United States.

Distributor

Prudential Investment Management Services LLC (“PIMS”), Gateway Center Three, 14th Floor, 100 Mulberry Street, Newark, New Jersey 07102, serves as the Distributor of the Portfolio. PIMS distributes the Portfolio's shares under a Distribution Agreement with the Trust. The Trust also has a Distribution and Service Plan (the “Plan”) under Rule 12b-1 under the 1940 Act with respect to Class A and Class R shares offered by the Portfolio. Under the Plan and the Distribution Agreement, PIMS pays the expenses of distributing the Portfolio’s Class A and Class R shares, and provides certain shareholder support services. The Trust pays distribution and other fees to PIMS as compensation for its services for Class A and Class R shares of the Portfolio. Because these fees are paid from the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Transfer Agent and Shareholder Servicing Agent

PMFS, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation and is reimbursed for its sub-transfer agent expenses which include an annual fee and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

The Trust’s Board has appointed BNY Mellon Asset Servicing (US) Inc. (BNYAS), 301 Bellevue Parkway, Wilmington, Delaware 19809, as sub-transfer agent to the Portfolio. PMFS has contracted with BNYAS to provide certain administrative functions to PMFS. PMFS will compensate BNYAS for such services.

For the fiscal period from November 1, 2013 through July 31, 2014, the Portfolio incurred $370,400 in fees for services provided by PMFS.

Brokerage

The Portfolio did not pay any commissions to affiliated broker dealers for the fiscal period ended July 31, 2014.

Annual and Semi-Annual Reports

The Portfolio’s annual and semi-annual reports are sent to shareholders. Only one report is delivered to multiple shareholders sharing an address unless the Portfolio receives contrary instructions from one or more of the shareholders. A copy of the Portfolio’s most recent annual and semi-annual reports may be obtained without charge by writing the Portfolio at Prudential Mutual Fund Services LLC, P.O. Box 9658, Providence, RI 02940 or by calling (800) 225-1852 (toll free). Any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the Portfolio at the above address or telephone number.

Shareholder Proposals

The Trust, as a Delaware statutory trust, is not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust’s Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Portfolio must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Portfolio's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Shareholders of the Portfolio generally may submit proposals from the floor of the meeting. However, under state law, the purpose of any special meeting must be described in the meeting notice, so only items in the notice may be voted upon at a special meeting.

Shareholder Information

Information on the share ownership of the Portfolio is set forth in Exhibit C to this Information Statement.

Deborah A. Docs
Secretary

Dated: March 17, 2015

EXHIBIT A

THE TARGET PORTFOLIO TRUST

Small Capitalization Value Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 15 day of January, 2015 between Prudential Investments LLC (PI or the Manager), a New York limited liability company, and Quantitative Management Associates LLC (QMA or the Subadviser), a New Jersey limited liability company.

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated December 23, 2004, with The Target Portfolio Trust, a Delaware statutory trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI act as Manager of the Small Capitalization Value Portfolio (the Fund), a series of the Trust; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Fund and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. To the extent set forth on Schedule A hereto, the Subadviser is hereby retained to render Management Services (as defined in paragraph (a) of this Section 1) or Additional Services (as defined in paragraph (b) of this Section 1), or both, with respect to the Fund’s portfolio, in accordance with the following provisions. Subject to any applicable regulatory requirements, including any applicable rules, regulations and/or interpretations of the Securities and Exchange Commission under the 1940 Act and or otherwise, the parties agree that Schedule A may be amended from time to time by mutual agreement to reflect additions or changes to the Management Services or Additional Services as appropriate.

(a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Fund’s portfolio as delegated to the Subadviser by the Manager, including the purchase, retention and disposition thereof (such services are referred to herein as Management Services), in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the Prospectus), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of this Agreement and Declaration of Trust of the Trust, as amended, the By-laws of the Trust, the Prospectus of the Fund, and the Trust’s valuation procedures and any other procedures adopted by the Board applicable to the Fund (and any amendments thereto) as provided to it by the Manager (the Trust Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager' (or their designees') personnel responsible for monitoring the Trust’s compliance and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Manager shall provide Subadviser timely with copies of any updated Trust Documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker, dealer or futures commission merchants affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. Pursuant to the rules promulgated under Section 326 of the USA Patriot Act, broker-dealers are required to obtain, verify and record information that identifies each person who opens an account with them. In accordance therewith, broker-dealers whom the Subadviser selects to execute transactions in the Fund’s account may seek identifying information about the Trust and/or the Fund.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser or an affiliate shall provide the Fund's custodian (the Custodian) on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages, and shall provide the Manager with such information upon request of the Manager.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(b) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall provide such additional advisory services as agreed to between the Manager and the Subadviser, including but not limited to asset allocation advice (such services hereinafter referred to as the “Additional Services”), and subject to the following understandings:

(i) The Subadviser shall provide the Additional Services in accordance with the Trust’s investment objectives, policies and restrictions as stated in its Prospectus.

(ii) The Subadviser or an affiliate shall provide the Manager or, if requested in writing by the Manager, the Trust’s Custodian, on each business day with any required information relating to the Additional Services. With respect to information so furnished by the Subadviser to the Trust’s Custodian at the request of the Manager, the Subadviser or an affiliate shall provide the Manager with such information upon request of the Manager.

(c) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(d) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser’s services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(e) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

(f) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request. The Subadviser shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(g) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(h) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio for which Subadviser provides Management Services, subject to such reasonable reporting and other requirements as shall be established by the Manager which may include use by Manager of a third party vendor for proxy voting administration services. The Subadviser may use a third party voting service and customized procedures in accordance with the Subadviser’s policies.

(i) The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Fund’s portfolio securities, evaluating whether those market quotations are reliable for purposes of valuing the Fund’s portfolio securities, evaluating whether those market quotations are reliable for determining the Fund’s net asset value per share and promptly notifying the Manager, in writing ,upon the occurrence of any significant event with respect to any of the Fund’s portfolio securities in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Manager, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(j) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k) The Subadviser shall comply with the Trust Documents provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(l) The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as Subadviser of which the Subadviser has knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Manager. Upon written request of the Fund or the Manager with respect to material violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Manager shall provide (or cause the Custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to in writing by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager. If this Agreement becomes effective or terminates, or if the manner of determining the applicable fee changes, in the middle of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance or bad faith on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Manager' willful misfeasance, bad faith or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Fund and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077,

Attention: Secretary; or (3) to the Subadviser at Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102, Attention: Chief Legal Officer.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way (including the Subadviser’s name, derivatives thereof and any logo associated therewith), prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

9. This Agreement shall be governed by the laws of the State of New York.

10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By: /s/ Scott E. Benjamin
Name: Scott E. Benjamin
Title: Executive Vice President

QUANTITATIVE MANAGEMENT ASSOCIATES LLC

By: /s/ Scott Hayward
Name: Scott Hayward
Title: Chief Executive Officer

SCHEDULE A

THE TARGET PORTFOLIO TRUST

Small Capitalization Value Portfolio

Management Services. As compensation for services provided by Quantitative Management Associates LLC (QMA), Prudential Investments LLC (the Manager) will pay QMA a fee equal, on an annualized basis, to the following:

Fund Name	Advisory Fee
Small Capitalization Value Portfolio	0.45% of the Fund’s average daily net assets up to $1 billion; and 0.40% of the Fund’s average daily net assets over $1 billion

Dated as of January 15, 2015.

 EXHIBIT B

MANAGEMENT OF QUANTITATIVE MANAGEMENT ASSOCIATES LLC

Quantitative Management Associates LLC (“QMA”) is a wholly-owned subsidiary of Prudential Investment Management, Inc. QMA has used advanced analytics to enhance the investment decision-making process, which combines a systematic application of financial theory and fundamental analysis with discipline and seasoned judgment. As of December 31, 2014, QMA managed approximately $113.1 billion in assets worldwide across a broad asset class spectrum ranging from global equity to multi-asset class solutions for institutional investors, such as pension funds, financial services companies, endowments, foundations, and sovereign wealth funds. QMA's primary address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.

The table below lists the name, address, and position for QMA’s principal executive officer and each director.

Name & Address*	Position
Scott Hayward	Chief Executive Officer and Chairman, Board of Managers
Roy Henriksson	Chief Executive Officer and Member, Board of Managers
Anthony Miele	Chief Financial Officer and Member, Board of Managers
David Hunt Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102	Member, Board of Managers
Margaret Stumpp	Member, Board of Managers

*Unless otherwise noted, the principal address for each director is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.

COMPARABLE FUNDS FOR WHICH QMA SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable funds to which QMA provides investment advisory services, other than the Portfolio:

Fund	Net Assets (as of 12/31/14)	Fee Paid to QMA
Prudential Small Cap Value Fund	$216 Million	0.45% on average daily net assets up to $1 billion; 0.40% on average daily net assets over $1 billion

B-1

EXHIBIT C

SHAREHOLDER INFORMATION

As of February 25, 2015, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of February 25, 2015, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration	Share Class	Shares/Percentage
Target Small Capitalization Value Portfolio
	Pims/Prudential Retirement As Nominee For TTEE/Cust Liqui – Box Corporation	901 East Byrd Street Suite, 1105 Richmond, VA 23219	A	19,996 / 38.97%
	Emjayco FBO Citizens Bank Of Mukwonago 401K # 3 C/O Fascore LLC	8515 E Orchard Rd 2T2 Greenwood Village, CO80111	A	17,210 / 33.54%
	New York Life Trust Company	169 Lackawanna Ave Parsippany, NJ 07054	A	9,838 / 19.17%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual fund Dept	499 Washington Blvd 4TH Floor Jersey City, NJ 07310	A	3,029 / 5.90%
	Pins/Prudential Retirement As Nominee For The TTEE/Cust Autozone, Inc 401(K) Plan	123 South Front Street PO Box 2198 Memphis, TN 38103	Q	822,222 / 55.46%
	Pims/Prudential Retirement As Nominee For TTEE/Cust MidMichigan Health 403(B)	4000 Wellness Dr Midland, MI 48670	Q	366,062 / 24.69%
	Pims/Prudential Retirement As Nominee For TTEE/Cust Eligible Deferred Comp Plan	901 N Porter Norman, OK 73071	Q	83,527 / 5.63%
	Pims/Prudential Retirement As Nominee For The TTEE/Cust Prudential SmartSolution IRA	280 Trumbull St Hartford, CT 06103	R	4,681,182 / 76.90%
	Fidelity Invest Institutional Operations Company, Inc (FIIOC) As Agent For Certain Employee Benefit Plan	100 Magellan Way # KW1C Covington, KY 41015	R	308,607 / 5.07%
	National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual fund Dept	499 Washington Blvd 4TH Floor Jersey City, NJ 07310	T	21,007,161 / 28.35%
	Fidelity Invest Institutional Operations Company, Inc (FIIOC) As Agent For Certain Employee Benefit Plan	100 Magellan Way # KW1C Covington, KY 41015	T	11,557,602 / 15.60%
C-1